EXHIBIT q

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ E. Virgil Conway
                                           -------------------------------------
                                           E. Virgil Conway, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Harry Dalzell-Payne
                                           -------------------------------------
                                           Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ S. Leland Dill
                                           -------------------------------------
                                           S. Leland Dill, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Francis E. Jeffries
                                           -------------------------------------
                                           Francis E. Jeffries, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Leroy Keith, Jr.
                                           -------------------------------------
                                           Leroy Keith, Jr., Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Marilyn E. LaMarche
                                           -------------------------------------
                                           Marilyn E. LaMarche, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Philip R. McLoughlin
                                           -------------------------------------
                                           Philip R. McLoughlin, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Geraldine M. McNamara
                                           -------------------------------------
                                           Geraldine M. McNamara, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Everett L. Morris
                                           -------------------------------------
                                           Everett L. Morris, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ James M. Oates
                                           -------------------------------------
                                           James M. Oates, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Donald B. Romans
                                           -------------------------------------
                                           Donald B. Romans, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Richard E. Segerson
                                           -------------------------------------
                                           Richard E. Segerson, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the Phoenix Portfolios, hereby constitute and appoint Philip R. McLoughlin, Richard J. Wirth and Matthew A. Swendiman, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix Portfolios, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.


         WITNESS my hand and seal on the date set forth below.



February 25, 2004                          /s/ Lowell P. Weicker
                                           -------------------------------------
                                           Lowell P. Weicker, Trustee